                                                                    EXHIBIT A
                                                                  TO AGREEMENT

                                       FORM OF

                                   CREDIT GUARANTY

     THIS CREDIT GUARANTY (the "Guaranty") is made and dated as of the day of _______, 19__ by _______________________________________________ ,
a _______________ corporation ("Guarantor") in favor of SANWA BANK CALIFORNIA ("Lender").

                                       RECITALS

          A.   Pursuant to that certain Credit Agreement, dated as of March   ,
1997 (as the same may be amended, extended or replaced from time to time, the "Credit Agreement" and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement), Lender agreed to extend credit to PAULA FINANCIAL, a California corporation ("Borrower"), on the terms and subject to the provisions set forth more particularly therein.

          B. As a condition precedent to Lender's obligation to extend such credit, Guarantor is required to execute and deliver this Guaranty to Lender.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                      AGREEMENT

          1. Guarantor hereby unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of all obligations of Borrower to Lender under the Credit Agreement and the other Loan Documents, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined (collectively and severally, the "Obligations"), whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Borrower may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise unenforceable.

          2. Guarantor unconditionally guarantees the payment of the Obligations, whether or not due or payable by Borrower, upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Borrower or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Borrower or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

          3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Borrower or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of Guarantor, or (f) any payment made to Lender on the Obligations which Lender repays to Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

          4. The obligations of Guarantor hereunder are independent of the Obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Borrower and whether or not Borrower be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to Guarantor.

          5. All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender copies of any tax receipts or such other evidence of payment as Lender may require.

          6. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Borrower or other obligors. Lender may, without notice to or the further consent of Borrower or Guarantor, assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

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

          7. It is not necessary for Lender to inquire into the capacity or power of Borrower or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          8. Guarantor waives any right to require Lender to (a) proceed against Borrower or any other party; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lenders' power whatsoever. Guarantor waives any personal defense based on or arising out of any personal defense of Borrower other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Borrower, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrower other than payment in full of the Obligations. Lender may, at its election, foreclose on any security now or in the future held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lenders and Collateral Agent may have against Borrower, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by operation of Section 580d of the California Code of Civil Procedure.

          9. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Borrower or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy which Lender has against the Borrower or any collateral which Lender now has or hereafter acquires for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Borrower to Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as Lender, in its sole discretion, shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Borrower or Guarantor to Lender maybe determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Lender's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor's Conditional Rights during such period.

         10. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks.

         11. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns. Lender hereby agrees to use reasonable efforts to provide to Guarantor a copy of any notice of the occurrence of an Event of Default under the Credit Agreement which it gives to the Borrower; provided, however, that the failure of Lender to provide any such notice shall not in any manner or to any extent affect the obligations of Guarantor under this Guaranty.

         12. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor's obligations hereunder.

         13.   Guarantor hereby represents and warrants and agrees that:


               (a) Guarantor (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of__________and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on Guarantor or its property and/or business or on the ability of Guarantor to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

              (b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered on behalf of Guarantor and constitutes the legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               (c) No consent, approval, authorization of, or registration, declaration or filing with any governmental authority is required on the part of Guarantor in connection with the execution and delivery of this Guaranty or the performance of or compliance with the terms, provisions and conditions hereof.

               (d) Guarantor has reviewed the Credit Agreement and the Exhibits thereto and acknowledges and agrees to all terms and conditions thereof as they relate to the Guarantor or to the Obligations guaranteed hereunder.

         14. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without giving effect to choice of law rules.

         15. The terms and provisions hereof may not be waived, altered, modified or amended except in writing duly signed by Lender and by Guarantor.

         16. All notices given by Lender or Guarantor to the other shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same in the United States mail, registered or certified mail, with postage prepaid, addressed to the party at the address set forth beneath its signature below or sent by recognized courier service with a tracking system to such party at such address whether or not such delivery is refused. Either Lender or Guarantor may change the address to which notices are to be sent by notice of such change to the other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

         Executed as of the day and year first above written.


                                       ________________________________________,
                                       a _______________________ corporation




                                       By:____________________________
                                       Name:__________________________
                                       Title:_________________________
                                       Address:_______________________
                                               _______________________
                                               Attn:__________________
                                               TEL: __________________
                                               FAX: __________________

                                          SANWA BANK CALIFORNIA

                                          By____________________________________
                                          Name__________________________________
                                          Title_________________________________

                                          Address: 601 South Figueroa Street
                                                   Los Angeles, California 90017
                                                   Attn: John C. Hyche,
                                                         Vice President
                                                   TEL: (213) 896-7543
                                                   FAX: (213) 896-7282









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

                                                                EXHIBIT B
                                                              TQ AGREEMENT

                                       FORM OF

                          GUARANTOR SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT is made and dated as of the___day of_________________ , 19__ by and among PAULA FINANCIAL, a California corporation (the "Borrower"), ________________________________________
a___________________ corporation (the "Creditor"), and SANWA BANK CALIFORNIA (the "Lender").

                                       RECITALS

          The Lender has agreed to extend credit to the Borrower pursuant to the terms and subject to the conditions set forth in that certain Credit
Agreement dated as of March   , 1997 by and between the Borrower and the Lender
(as the same may be amended, extended or replaced from time to time, the "Credit Agreement," and with capitalized terms not Otherwise defined herein used with the meanings given such terms in the Credit Agreement), including, without limitation, the condition that Creditor execute and deliver to the Lender a continuing guaranty of the Obligations of Borrower to the Lender under the Credit Agreement and this Subordination Agreement.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                      AGREEMENT

          1. Creditor has extended and will in the future extend credit to Borrower from time to time. The principal of all now existing and hereafter arising indebtedness of Borrower to Creditor together with accrued but unpaid interest thereon is hereinafter referred to as "the Claim."

          2. Creditor is the sole and absolute owner of the Claim and has not sold, assigned, transferred or otherwise disposed of any right it may have to repayment of the Claim or any security therefor.

          3. The Claim and all rights and remedies of Creditor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Obligations, as the same may be extended, amended or replaced form time to time; provided, however, that unless and until there shall occur an Event of Default or Potential Default Borrower may make and Creditor may receive payments on account of the Claim made in the normal course of Borrower's business.

          4. Unless and until the Obligations shall have been fully paid and discharged and any agreement by the Lender to make further loans or advances to Borrower shall have terminated, except as expressly permitted pursuant to Paragraph 3 above:

               (a) Borrower will not make or give, and Creditor will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claim, or any new or further evidence thereof;

               (b) Creditor will not sell, assign, transfer or endorse the Claim or any part or evidence thereof;

               (c) Creditor will pay to the Lender promptly upon receipt, for application against the Obligations, any and all amounts which may be received by Creditor on account of the Claim; and

               (d) Creditor will not take, or permit any action to be taken, to assert, collect or enforce the Claim or any part thereof.

          5. Each of Borrower and Creditor waives notice of acceptance of this Subordination Agreement by the Lender and Lender, and Creditor waives notice of and consent to the making, amount and terms of any loan or loans which the Lender may from time to time make to Borrower and any renewal or extension thereof and any action which the Lender in its sole and absolute discretion may take or omit to take with respect thereto.

          6. This Subordination Agreement shall constitute a continuing agreement of subordination and the Lender may, from time to time and without notice to Creditor, lend money to or make other financial arrangements with Borrower in reliance hereon until written notice of termination shall be delivered by Creditor to the Lender by certified mail, return receipt requested. The receipt by the Lender of such notice shall not affect this Subordination Agreement as it relates to any Obligations then existing, to any Obligations incurred thereafter pursuant to a previous commitment by the Lender or to any amendments to, or extensions or renewals of, any such Obligations.

          7. In the event of a default in the performance or observance of any of the foregoing, the Obligations shall forthwith become due and payable at the election of the Lender, without presentment, demand or notice of any kind, all of which are hereby waived.

          8.   Creditor agrees as follows:

              (a) Upon any distribution of all of the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Claim shall be paid or delivered directly to the Lender for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

               (b) If any proceeding referred to in subsection (a) above is commenced by or against Borrower:

                    (1) The Lender is hereby irrevocably authorized and empowered (in their own name or in the name of Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claim or enforcing any security interest or other lien securing payment of the Claim) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lender hereunder; and

                    (2) Creditor shall duly and promptly take such action as Lender or the Lender may request (i) to collect the Claim for account of the Lender and to file appropriate claims or proofs of claim in respect of the Claim, (ii) to execute and deliver to the Lender such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claim, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claim.

               (c) All payments or distributions upon or with respect to the Claim which are received by Creditor contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of the Lender, shall be segregated from other funds and property held by Creditor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations.

              (d) The Lender is hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Borrower shall have complied with any or all of the provisions hereof applicable to it, at any time when the Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it.

           9. It is the intent of Creditor to create by this Subordination Agreement a security interest in favor of the Lender in the Claim and in Creditor's other rights to receive money or other property from Borrower, whether such rights shall constitute accounts, contract rights, chattel paper, instruments, general intangibles or otherwise. Creditor hereby grants to the Lender a security interest in the Claim in order to secure the payment and performance of the Creditor's obligations pursuant to this Subordination Agreement.

         10. Creditor authorizes the Lender (whether or not after revocation of this Subordination Agreement), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing Creditor's obligations hereunder, from time to time to
(a) renew, compromise, extend, increase, accelerate or otherwise

                                      3